Exhibit (3)(4)(a)

                           LA-Z-BOY INCORPORATED
               FORM OF CERTIFCATE FOR COMMON STOCK $1.00 PAR VALUE

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   (decorative border        [OF THE FOUNDERS:]       (decorative border
 surrounding certificate)                           surrounding certificate)
---------------------------- [  E.M KNABUSCH  ]-----------------------------

  (decorative border)        [        &       ]         (decorative border)
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 |      NUMBER         |     [ E.J SHOEMAKER  ]       |      SHARES      |
 | DU [identification  |                              |  [No. of Shares  |
 | number unique to    |                              |  represented by  |
 |   certificate]      |                              |   certificate]   |
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             INCORPORATED UNDER THE LAWS OF THE STATE OF MICHIGAN

COMMON                                                 THIS CERTIFICATE IS
SHARES                    La-Z-Boy Incorporated        TRANSFERRABLE IN THE
                                                     IN THE CITY OF NEW YORK

         (boxed area is shaded)
       -----------------------------------------------------------   SEE
      |  This Certifies that  [Name of           CUSIP [CUSIP No.]|  REVERSE
      |                        Shareholder]                       |  FOR
      |                                                           |  CERTAIN
      |                                                           |  DEFIN-
      |                                                           |  ITIONS
      |  is the owner of      [Number of Shares]                  |
      |                                                           |
       -----------------------------------------------------------

                               COUNTERSIGNED AND REGISTERED BY:
                                  AMERICAN STOCK TRANSFER & TRUST COMPANY
                               BY: [name]             TRANSFER AGENT
                                                      AND REGISTRAR

                                   [signature]        AUTHORIZED SIGNATURE


(the above mentioned signature spaces appear on the right edge of the certificates running perpendicular to all other lines of text on the form)


      FULLY PAID AND NON-ASSESSABLE COMMON SHARES , $1.00 PAR VALUE OF La-Z-Boy Incorporated transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. Dated ("SHARE CERTIFICATE" IS WATERWARKED BENEATH THIS PARAGRAPH)


/s/G.M. Hardly          [La-Z-Boy Incorporated Seal]   /s/C.T. Knabusch
           Secretary           [May 1, 1941]                       President
                            [Monroe, Michigan]
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 surrounding certificate)                           surrounding certificate)
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     La-Z-Boy Incorporated (the "Company") will furnish to a shareholder, upon request and without charge, a full statement of designation, relative rights, preferences, and limitations of the shares of each class of its capital stock authorized to be issued and, if the Company is authorized to issue any class of shares in series, the designation, relative rights, preferences, and limitations of each series so far as the same have been purchased and the authority of the Board of Directors to designate and prescribe the relative rights, preferences, and limitations of other services.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws and regulations:
     TEN COM--as tenants in common       UNIF GIFT MIN ACT-- Custodian
     TEN ENT--as tenants by entireties                   (Cust)      (Minor)
     JT TEN --as joint tenants with right                under Uniform Gifts
              of survivorship and not as                 to Minors Act
              tenants in common                                (State)
     Additional abbreviations may also be used though not in the above list.


     For the Value Received,______ hereby sell, assign and transfer unto Please insert social security or other identifying number of assignee
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    |                                      |
    |                                      |
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____________________________________________________________________________
(Please print or typewrite name & address, including zip code, of assignee)

____________________________________________________________________________


____________________________________________________________________________

Common Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

___________________________________________, Attorney to transfer the said
Shares on the books of the within named corporation with full power of substitution in the premises.
Date_______________




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                            Notice:  The signature to this assignment must
                                     correspond with the name as written
                                     upon the face of the certificate in
                                     every particular, without alteration or
                                     enlargement or any change whaterever.